MET-RX NUTRITION, INC.                                              Exhibit 99.2

COMBINED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                   September 30,
                                                                        1999
                                                                    (unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                            $   346,000
Accounts receivable                                                   21,117,000
Other accounts receivable                                                 43,000
Inventories                                                            8,779,000
Prepaid expenses and other current assets                                841,000
Deferred income taxes                                                    106,000
                                                                     -----------

  Total current assets                                                31,232,000

PROPERTY AND EQUIPMENT, net                                            1,842,000

OTHER ASSETS                                                             563,000
                                                                     -----------

                                                                     $33,637,000
                                                                     ===========

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

MET-RX NUTRITION, INC.                                              Exhibit 99.2

COMBINED BALANCE SHEET (Continued)
--------------------------------------------------------------------------------

                                                                                                                       September 30,
                                                                                                                           1999
                                                                                                                        (unaudited)
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                                                                       $  6,078,000
Cash overdraft                                                                                                            2,862,000
Accrued expenses and other current liabilities                                                                            5,730,000
Current portion of term loan                                                                                              1,625,000
Current portion of capital lease payable                                                                                     60,000
                                                                                                                       ------------

  Total current liabilities                                                                                              16,355,000

LINE OF CREDIT                                                                                                           11,772,000

CAPITAL LEASE PAYABLE                                                                                                       104,000

SUBORDINATED NOTE PAYABLE                                                                                                 4,000,000

TERM LOAN                                                                                                                13,875,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock:
  MET-Rx Nutrition, Inc. Senior Preferred, $0.01 par value; 50,000 shares
    authorized; 21,774 shares issued and outstanding                                                                         22,000
  MET-Rx Nutrition, Inc. Junior Preferred, $0.01 par value; 50,000 shares
    authorized; 1,000 shares issued and outstanding                                                                           1,000
Common stock:
  MET-Rx Nutrition, Inc. Series A, $0.01 par value; 10,000,000 shares authorized;
    900,000 shares issued and outstanding at September 30, 1999                                                               9,000
  MET-Rx Nutrition, Inc. Series B, $0.01 par value; 10,000,000 shares authorized;
    75,000 shares issued and outstanding at September 30, 1999                                                                1,000
Additional paid-in capital                                                                                               26,629,000
Accumulated deficit                                                                                                     (39,131,000)
                                                                                                                       ------------

    Total stockholders' (deficit) equity                                                                                (12,469,000)
                                                                                                                       ------------

                                                                                                                       $ 33,637,000
                                                                                                                       ============

MET-RX NUTRITION, INC.                                              Exhibit 99.2

COMBINED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                   Nine months ended
                                                                                                     September 30,
                                                                                                          1999
                                                                                                      (unaudited)
NET SALES                                                                                            $ 76,340,000

COST OF GOODS SOLD                                                                                     42,876,000
                                                                                                     ------------

GROSS PROFIT                                                                                           33,464,000

OPERATING EXPENSES:
Selling                                                                                                14,439,000
General and administrative                                                                             11,071,000
                                                                                                     ------------

    Total operating expenses                                                                           25,510,000
                                                                                                     ------------

INCOME FROM OPERATIONS                                                                                  7,954,000

OTHER (EXPENSE) INCOME:
Interest expense, net                                                                                  (1,989,000)
Other income                                                                                                 --
                                                                                                     ------------


    Total other expense                                                                                (1,989,000)
                                                                                                     ------------

INCOME BEFORE INCOME TAX PROVISION
   AND EXTRAORDINARY ITEM                                                                               5,965,000

INCOME TAX PROVISION                                                                                    2,383,000
                                                                                                     ------------

NET INCOME BEFORE EXTRAORDINARY ITEM                                                                    3,582,000

EXTRAORDINARY ITEM - WRITE-OFF OF DEFERRED
   FINANCING COSTS                                                                                       (751,000)
                                                                                                     ------------

NET INCOME                                                                                           $  2,831,000
                                                                                                     ============


MET-RX NUTRITION, INC.                                              Exhibit 99.2

COMBINED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                 Nine months ended
                                                                                                   September 30,
                                                                                                        1999
                                                                                                    (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                         $  2,831,000
Adjustments to reconcile net income to net cash (used in)
  provided by operating activities:
  Depreciation and amortization                                                                         529,000
  Write-off of unamortized loan fees                                                                    751,000
  Provision for bad debt                                                                              1,007,000
  Provision for inventory reserves                                                                    1,818,000
  Compensation costs related to stock options                                                           343,000
  Loss on disposal of assets                                                                             (2,000)
  Changes in operating assets and liabilities:
    Accounts receivable                                                                             (12,034,000)
    Inventories                                                                                      (4,220,000)
    Prepaid expenses and other assets                                                                  (790,000)
    Accounts payable                                                                                  1,078,000
    Cash overdraft                                                                                    2,151,000
    Accrued expenses and other liabilities                                                            2,809,000
    Due to/from affiliates                                                                              450,000
                                                                                                   ------------

      Net cash (used in) provided by operating activities                                            (3,279,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for property and equipment                                                                   (883,000)
                                                                                                   ------------

      Net cash used in investing activities                                                            (883,000)


MET-RX NUTRITION, INC.                                              Exhibit 99.2

--------------------------------------------------------------------------------

                                                                                              Nine months ended
                                                                                                September 30,
                                                                                                     1999
                                                                                                  (unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends                                                                              $(38,118,000)
Net borrowings on line of credit                                                                     4,742,000
Note payable - equipment lease                                                                         174,000
Payments on capital lease                                                                              (41,000)
Borrowings on subordinated notes payable                                                             4,000,000
Borrowings (payments) on term loan                                                                  10,600,000
Proceeds from issuing common and preferred stock                                                    22,402,000
                                                                                                  ------------

      Net cash provided by (used in) financing activities                                            3,759,000
                                                                                                  ------------

NET (DECREASE) INCREASE IN CASH
  AND CASH EQUIVALENTS                                                                                (403,000)

CASH AND CASH EQUIVALENTS, beginning of year                                                           749,000
                                                                                                  ------------

CASH AND CASH EQUIVALENTS, end of year                                                            $    346,000
                                                                                                  ============

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